   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 26, 1996

                                                     REGISTRATION NO. 333-
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------

                              THE HOME DEPOT, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                             ---------------------

                     DELAWARE                                           95-3261426
         (State or other jurisdiction of                             (I.R.S. Employer
          incorporation or organization)                          Identification Number)

                             2727 PACES FERRY ROAD

                          ATLANTA, GEORGIA 30339-4089
                                 (770) 433-8211
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                             ---------------------

                                MARSHALL L. DAY
                             SENIOR VICE PRESIDENT
                          AND CHIEF FINANCIAL OFFICER
                              THE HOME DEPOT, INC.
                             2727 PACES FERRY ROAD
                          ATLANTA, GEORGIA 30339-4089
                                 (770) 433-8211
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                             ---------------------

                              Copies requested to:

     JEFFREY M. STEIN, ESQ.            LAWRENCE K. MENTER, ESQ.            GERALD S. BACKMAN, P.C.
         KING & SPALDING                 THE HOME DEPOT, INC.            WEIL, GOTSHAL & MANGES LLP
      191 PEACHTREE STREET               2727 PACES FERRY ROAD                767 FIFTH AVENUE
   ATLANTA, GEORGIA 30303-1763        ATLANTA, GEORGIA 30339-4089         NEW YORK, NEW YORK 10153
         (404) 572-4600                     (770) 433-8211                     (212) 310-8000

                             ---------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-12575

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                        CALCULATION OF REGISTRATION FEE

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                                                            PROPOSED
                                                             MAXIMUM      PROPOSED MAXIMUM      AMOUNT OF
TITLE OF CLASS OF                         AMOUNT TO      OFFERING PRICE       AGGREGATE       REGISTRATION
SECURITIES TO BE REGISTERED             BE REGISTERED      PER UNIT(1)    OFFERING PRICE(1)        FEE
- ------------------------------------------------------------------------------------------------------------
3 1/4% Convertible Subordinated
  Notes Due 2001....................    $184,000,000          100%          $184,000,000         $63,449
- ------------------------------------------------------------------------------------------------------------
Common Stock, $.05 par value........         (2)               --                --                --
- ------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of computing the registration fee.
(2) Such indeterminate number of shares of Common Stock of the Registrant as may be issuable upon conversion of the Notes being registered hereunder. Such shares of Common Stock will, if issued, be issued for no additional consideration and therefore no registration fee is required.
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

   INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT ON FORM S-3, FILE NO.
                                   333-12575

     The Home Depot, Inc. (the "Company") hereby incorporates by reference into this Registration Statement on Form S-3 in its entirety the Registration Statement on Form S-3 (File No. 333-12575) declared effective on September 26, 1996 by the Securities and Exchange Commission (the "Commission"), including each of the documents filed by the Company with the Commission and incorporated or deemed to be incorporated by reference therein.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on this 26th day of September, 1996.

                                          The Home Depot, Inc.

                                          By:      /s/  BERNARD MARCUS

                                            ------------------------------------
                                                       Bernard Marcus
                                                Chairman of the Board, Chief
                                               Executive Officer and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below on September 26, 1996:

                  SIGNATURE                                         TITLE
- ---------------------------------------------   ----------------------------------------------
                 /s/  BERNARD MARCUS            Chairman of the Board, Chief Executive Officer
- ---------------------------------------------     and Secretary (Principal Executive Officer)
               Bernard Marcus
                 /s/  ARTHUR M. BLANK           President, Chief Operating Officer and
- ---------------------------------------------     Director
               Arthur M. Blank
                 /s/  RONALD M. BRILL           Executive Vice President, Chief Administrative
- ---------------------------------------------     Officer, Assistant Secretary and Director
               Ronald M. Brill
                          *                     Director
- ---------------------------------------------
                Frank Borman
                          *                     Director
- ---------------------------------------------
              John L. Clendenin
                          *                     Director
- ---------------------------------------------
              Johnnetta B. Cole
                          *                     Director
- ---------------------------------------------
                Berry R. Cox
                 /s/  MARSHALL L. DAY           Senior Vice President and Chief Financial
- ---------------------------------------------     Officer (Principal Financial and Accounting
               Marshall L. Day                    Officer)
                          *                     Director
- ---------------------------------------------
            Milledge A. Hart, III
                          *                     Director
- ---------------------------------------------
              Donald R. Keough
                          *                     Director
- ---------------------------------------------
             Kenneth G. Langone
                          *                     Director
- ---------------------------------------------
               M. Faye Wilson
        *By:      /s/  BERNARD MARCUS
- ---------------------------------------------
               Bernard Marcus
              Attorney-in-fact

                               INDEX TO EXHIBITS

                                                                                    SEQUENTIALLY
EXHIBIT                                                                               NUMBERED
NUMBER                              DESCRIPTION OF EXHIBITS                             PAGE
- ------      ----------------------------------------------------------------------- -------------
  5.1    -- Opinion of King & Spalding
 23.1    -- Consent of King & Spalding (included as part of its opinion filed as
            Exhibit 5.1)
 23.2    -- Consent of KPMG Peat Marwick LLP
 24.1    -- Powers of Attorney*

- ---------------

 * Previously filed.